Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Agreement”) dated as of September 27, 2013 (the “Effective Date”) is among Nuverra Environmental Solutions, Inc. (formerly known as Heckmann Corporation), a Delaware corporation (the “Borrower”), the subsidiaries of the Borrower party hereto (the “Guarantors”), Wells Fargo Bank, National Association, as administrative agent (in such capacity, the “Administrative Agent”), issuing lender (in such capacity, the “Issuing Lender”) and swing line lender (in such capacity, the “Swing Line Lender”), and each other party hereto that is a Lender under the Credit Agreement referred to below (each in its individual capacity, a “Lender”).

INTRODUCTION

A. The Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders are parties to that certain Credit Agreement dated as of April 10, 2012 (the “Closing Date”), as amended by the Master Assignment, Agreement, Amendment No. 1 and Waiver to Credit Agreement and Related Documents dated November 30, 2012 and the Amendment No. 2 and Waiver to Credit Agreement and Related Documents dated June 27, 2013 (and as may be further amended, restated, supplemented or modified from time to time, the “Credit Agreement”).

B. Section 5.17 of the Credit Agreement sets forth various covenants providing Borrower time frames within which to complete certain items (the “Post-Closing Covenants”), including, without limitation, the requirement that Borrower satisfy the requirements of Section 5.17(a)(iii) and (iv) of the Credit Agreement in connection with Material Real Property located in North Dakota and acquired in the Rough Rider Acquisition (the “North Dakota Title and Survey Requirement”).

C. The Borrower has requested and the Administrative Agent, the Issuing Lender, the Swing Line Lender and the Lenders party hereto have agreed to amend the Credit Agreement as set forth herein.

THEREFORE, the Borrower, the Administrative Agent, the Issuing Lender, the Swing Line Lender and the other parties hereto hereby agree as follows:

Section 1. Defined Terms; Other Definitional Provisions. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation,”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 2. Acknowledgments. The Administrative Agent, Issuing Lender, Swing Lender, Lenders and Borrower hereby acknowledge and agree that (a) except for the North Dakota Title and Survey Requirement, the Administrative Agent has extended the deadlines for satisfaction of the requirements set forth in Section 5.12, Section 5.16 and Section 5.17(a), (b) and (d) to October 31, 2013, (b) the Administrative Agent has extended the deadline for satisfaction of the North Dakota Title and Survey Requirement to March 31, 2014, and (c) such dates may be further extended to such date as the Administrative Agent may determine in its sole discretion pursuant to the terms of Section 5.12, Section 5.16 and Section 5.17(a), (b) and (d), respectively.

Section 3. Amendments to Credit Agreement. Upon the occurrence of the conditions set forth in Section 6, the Credit Documents are hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended to add the following definition:

“Third Amendment Effective Date” means September 27, 2013.

(b) Section 1.1 of the Credit Agreement is hereby amended to replace the following definition to read in its entirety as follows:

“Fee Letter” means each of (i) that certain Fee Letter dated as March 20, 2012 among the Borrower, Wells Fargo, Wells Fargo Securities, LLC, Regions Bank, and Regions Securities, LLC, (ii) that certain Agent Fee Letter dated as October 26, 2012 among the Borrower, Wells Fargo and Wells Fargo Securities, LLC, and (iii) that certain Fee Letter dated as of September 12, 2013 among the Borrower, Wells Fargo, and Wells Fargo Securities, LLC, and “Fee Letters” shall mean such fee letters collectively.

(c) Section 6.16 is amended to read in its entirety as follows:

“Section 6.16 Maximum Total Debt Leverage Ratio. Borrower shall not permit the Maximum Total Debt Leverage Ratio to be more than:

(a) as of the fiscal quarter ending September 30, 2012, 4.50 to 1.00;

(b) as of each fiscal quarter ending during the period from and including December 31, 2012 through and including June 30, 2013, 4.00 to 1.00;

(c) as of the fiscal quarter ending September 30, 2013, 4.75 to 1.00;

(d) as of the fiscal quarter ending December 31, 2013, 4.50 to 1.00;

(e) as of the fiscal quarter ending March 31, 2014, 4.25 to 1.00;

(f) as of the fiscal quarter ending June 30, 2014, 4.00 to 1.00; and

(g) for each fiscal quarter ending thereafter, 3.75 to 1.00.”

(d) Schedule I is amended to replace the language “Notwithstanding the foregoing, the Borrower shall be deemed to be at Level IV from the First Amendment Effective Date until delivery of its unaudited Financial Statements and corresponding Compliance Certificate for the fiscal quarter ending September 30, 2012.” with “Notwithstanding the foregoing, the Borrower shall be deemed to be at Level VI from the Third Amendment Effective Date until delivery of its unaudited Financial Statements and corresponding Compliance Certificate for the fiscal quarter ending March 31, 2014”.

Section 4. Borrower’s Representations and Warranties. Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement, as amended hereby, and the representations and warranties contained in the other Credit Documents, are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date (except that such materiality qualifiers shall not be applicable to the extent any representations and warranties are already qualified or modified by materiality in the text thereof); (b) after giving effect to this Agreement, no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement, other than those which have been obtained or made; and (f) the Liens under the Security Documents are valid and subsisting and secure the Borrower’s obligations under the Credit Documents.

Section 5. Guarantors Representations and Warranties. Each Guarantor represents and warrants that: (a) after giving effect to this Agreement, the representations and warranties contained in the Guaranty and the representations and warranties contained in the other Credit Documents to which such Guarantor is a party are true and correct in all material respects on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date (except that such materiality qualifiers shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof); (b) after giving effect to this Agreement, no Default has occurred and is continuing under any Credit Document to which such Guarantor is a party; (c) the execution, delivery and performance of this Agreement are within the corporate, limited liability company, or partnership power and authority of such Guarantor and have been duly authorized by appropriate corporate, limited liability company, or partnership action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Guarantor enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement, other than those which have been obtained or made; and (f) the Liens under the Security Documents to which such Guarantor is a party are valid and subsisting and secure such Guarantor’s and the Borrower’s obligations under the Credit Documents.

Section 6. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) Documentation. The Administrative Agent shall have received this Agreement, duly executed by all the parties hereto, in form and substance reasonably satisfactory to the Administrative Agent.

(b) Payment of Fees. The Borrower shall have paid the fees set forth in the Fee Letter dated as September 12, 2013 among the Borrower, the Agent and Wells Fargo Securities, LLC any other fees and expenses required to be paid as of or on the Effective Date by Section 9.1 of the Credit Agreement or any other provision of a Credit Document.

(c) Other Proceedings and Contractual Restrictions. No action, suit, investigation or other proceeding (including, without limitation, the enactment or promulgation of a statute or rule) by or before any arbitrator or any Governmental Authority shall be threatened or pending and no preliminary or permanent injunction or order by a state or federal court shall have been entered, and no contractual or other restriction shall exist, in connection with this Agreement.

(d) No Default. No Default shall have occurred and be continuing.

Without limiting the generality of the provisions of Article 8 of the Credit Agreement, for determining compliance with the conditions specified above, each party hereto shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required in this Section 6 to be consented to or approved by or acceptable or satisfactory to such party unless an officer of the Administrative Agent responsible for the transactions contemplated by the Credit Documents shall have received written notice from such party prior to the Effective Date specifying its objection thereto and, if such party is a Lender, such Lender shall not have made available to the Administrative Agent such Lender’s ratable portion of such Borrowings.

Section 7. Acknowledgments and Agreements.

(a) Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms and Borrower waives any defense, offset, counterclaim or recoupment, in each case existing on the date hereof, with respect to such Obligations. Borrower, each Guarantor, Administrative Agent, Issuing Lender and each other party hereto does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and the Guarantors acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, and the Guaranty, are not impaired in any respect by this Agreement.

(b) The Administrative Agent, the Collateral Agent and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Credit Documents. Nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Credit Documents, (ii) any of the agreements, terms or conditions contained in any of the Credit Documents, (iii) any rights or remedies of the Administrative Agent or any Lender with respect to the Credit Documents, or (iv) the rights of the Administrative Agent or any Lender to collect the full amounts owing to them under the Credit Documents.

(c) From and after the Effective Date, all references to the Credit Agreement and the Credit Documents shall mean the Credit Agreement and such Credit Documents as amended by this Agreement. This Agreement is a Credit Document for the purposes of the provisions of the other Credit Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8. Reaffirmation of the Guaranty. Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 9. Reaffirmation of the Security Documents. Each Credit Party hereby ratifies, confirms, acknowledges and agrees that its obligations under the Security Documents to which it is a party are in full force and effect and that such Security Documents as amended hereby continue to secure the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Secured Obligations, as such Secured Obligations may have been amended by this

Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Credit Party under any Security Document in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Credit Documents.

Section 10. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature and all such signatures shall be effective as originals.

Section 11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 12. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 13. Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 14. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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EXECUTED to be effective as of the date first above written.

BORROWER:

NUVERRA ENVIRONMENTAL SOLUTIONS, INC.

By:	/s/ Jay Parkinson
Name:	Jay Parkinson
Title:	Chief Financial Officer

GUARANTORS:

1960 WELL SERVICES, LLC
HECKMANN ENVIRONMENTAL SERVICES, INC.
HECKMANN WATER RESOURCES (CVR), INC.
HECKMANN WATER RESOURCES CORPORATION
HEK WATER SOLUTIONS, LLC
APPALACHIAN WATER SERVICES, LLC
THERMO FLUIDS INC.
BADLANDS POWER FUELS, LLC (Delaware entity)
BADLANDS POWER FUELS, LLC (North Dakota entity)
LANDTECH ENTERPRISES, L.L.C.
BADLANDS LEASING, LLC

Each By:	/s/ Jay Parkinson
Name:	Jay Parkinson
Title:	Chief Financial Officer

Signature Page to Amendment No. 3 to Credit Agreement

ADMINISTRATIVE AGENT/LENDERS:

WELLS FARGO BANK,
NATIONAL ASSOCIATION as Administrative Agent, Swing Line Lender, Issuing Lender, and Existing Lender

By:	/s/ T. Alan Smith
T. Alan Smith
Managing Director

Signature Page to Amendment No. 3 to Credit Agreement

LENDERS:

FIRST NATIONAL BANK OF PENNSYLVANIA

By:	/s/ Mark A. Turcsanyi
Name:	Mark A. Turcsanyi
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

CITIZENS BANK OF PENNSYLVANIA

By:	/s/ Joseph F. King
Name:	Joseph F. King
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

FIFTH THIRD BANK

By:	/s/ Matthew Lewis
Name:	Matthew Lewis
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

FIRST NIAGARA BANK, N.A.

By:	/s/ Jeffery Kridler
Name:	Jeffery Kridler
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

BANK OF AMERICA, N.A.

By:	/s/ Raju Patel
Name:	Raju Patel
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

U.S. BANK, NATIONAL ASSOCIATION

By:	/s/ Gerald J. Holt
Name:	Gerald J. Holt
Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

TRISTATE CAPITAL BANK

By:	/s/ James P. Nickel
Name:	James P. Nickel
Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement